Q2 2025 RESULTS PRESENTATION

NYSE: PFS Forward Looking Statements Certain statements contained herein are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “estimate,” "project," "intend," “anticipate,” “continue,” or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those set forth in Item 1A of the Company's Annual Report on Form 10-K, as supplemented by its Quarterly Reports on Form 10-Q, and those related to the economic environment, particularly in the market areas in which the Company operates, inflation and unemployment, competitive products and pricing, real estate values, fiscal and monetary policies of the U.S. Government, tariffs, the effects of the recent turmoil in the banking industry, changes in accounting policies and practices that may be adopted by the regulatory agencies and the accounting standards setters, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, potential goodwill impairment, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets, the availability of and costs associated with sources of liquidity, and the impact of a potential shutdown of the federal government. The Company cautions readers not to place undue reliance on any such forward-looking statements which speak only as of the date they are made. The Company advises readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not assume any duty, and does not undertake, to update any forward-looking statements to reflect events or circumstances after the date of this statement. 2

NYSE: PFS Provident Bank; Building a Premier Banking Franchise 3 (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures. Total Assets $24.5B Total Loans $18.9B Total Deposits $18.7B PTPP ROAA 1.64% Adj ROATE 16.8% Wealth AUM $4.1B YTD Insurance Rev $10.8MM Company Overview Geographic Overview • Founded in 1839, longest tenured bank headquartered in New Jersey • 140 branches serving New Jersey, eastern Pennsylvania, and Orange, Queens, and Nassau Counties, New York • Full-service commercial & consumer bank • Strong capital, high asset quality, consistent results • Diversified revenue stream from wealth management and insurance • Quality earnings driven by earning asset growth, expanding margin, operational efficiency and strong credit quality • Lakeland merger fully integrated and cost saves fully realized • Continued focus on evolving digital channels and technology infrastructure TCE 8.03%

NYSE: PFS 4 Q2 2025 Financial Highlights $0.55 Diluted EPS 1.19% Adjusted ROAA 10.76% Adjusted ROAE 16.79% Adjusted ROATE Key Metrics Highlights • Adjusted for a one-time write-down on a foreclosed property in the prior quarter, the Company's annualized adjusted returns on average assets, average equity and average tangible equity(1) were 1.19%, 10.76% and 16.79% for the quarter ended June 30, 2025, compared to 1.11%, 10.13% and 16.15% for the quarter ended March 31, 2025.. • The Company's annualized adjusted pre-tax, pre-provision returns on average assets, average equity and average tangible equity(2) were 1.64%, 14.88% and 21.26% for the quarter ended June 30, 2025, compared to 1.61%, 14.63% and 21.18% for the quarter ended March 31, 2025. • The Company reported record revenue of $214.2 million for the quarter ended June 30, 2025, comprised of record net interest income of $187.1 million and non-interest income of $27.1 million. • Average interest-earning assets increased $383.8 million, or an annualized 7.0%, for the quarter ended June 30, 2025, versus the trailing quarter. • The Company’s commercial and industrial ("C&I") loan portfolio, excluding mortgage warehouse lines, increased $182.7 million, or 16.26% annualized, to $4.69 billion as of June 30, 2025, from $4.51 billion as of March 31, 2025. Additionally, the Company's total commercial loan portfolio, including mortgage warehouse lines, commercial mortgage, multi-family and construction loans, increased $319.3 million, or 7.98% annualized, to $16.51 billion as of June 30, 2025, from $16.19 billion as of March 31, 2025. • The Company recorded a $2.7 million benefit to the provision for credit losses on loans for the quarter ended June 30, 2025, compared to a $325,000 provision for the trailing quarter. Non-performing assets to total assets improved to 0.44% as of June 30, 2025, and annualized net charge-offs were 0.03% of loans for the quarter. The allowance for credit losses as a percentage of loans decreased to 0.98% as of June 30, 2025, from 1.02% as of March 31, 2025. • Tangible book value per share (3) increased 3.2% to $14.60 and our tangible common equity ratio increased 13 basis points to 8.03% as of June 30, 2025. (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures.

NYSE: PFS Stable Core Funding Base DEPOSIT COMPOSITION 5 Non-interest bearing deposits 19.9% Interest bearing core deposits 42.5% Municipal deposits 18.6% Certificates of deposit 14.5% Brokered deposits 4.6% June 30, 2025 Q2 Cost of Interest-Bearing Deposits 2.62% Q2 Total Cost of Deposits 2.10% ($'s in thousands) 6/30/2025 3/31/2025 $ Change % Change Non-interest bearing deposits $ 3,716,096 $ 3,737,714 $ (21,618) -0.6% Interest bearing core deposits 7,946,878 7,836,646 510,426 6.5% Municipal deposits 3,484,183 3,689,522 (205,339) -5.6% Certificates of deposit 2,706,670 2,711,326 (4,566) -0.2% Brokered deposits 854,698 473,745 (19,241) -4.1% Total $ 18,708,524 $ 18,448,863 $ 259,661 1.4%

NYSE: PFS Diversified Portfolio of Loans Held for Investment June 30, 2025 6 Residential Mortgage Loans 10% Commercial Mortgage 38% Multi-family Loans 19% Commercial Construction Loans 4% Commercial Loans 25% Mortgage warehouse lines 1%Consumer Loans 3% LOAN COMPOSITION Q2 2025 Avg Net Loan Yield 6.01% ($'s in thousands) 6/30/2025 3/31/2025 $ Change % Change Mortgage loans: Commercial $ 7,313,904 $ 7,295,651 $ 18,253 0.3% Multi-family 3,517,509 3,458,190 59,319 1.7% Construction 751,914 756,356 (4,442) -0.6% Residential 1,985,355 1,994,404 (9,049) -0.5% Total mortgage loans $ 13,568,682 $ 13,504,601 $ 64,081 0.5% Commercial loans 4,688,888 4,506,215 182,673 4.1% Mortgage warehouse lines 240,134 176,687 63,447 35.9% Consumer loans 617,190 613,453 3,737 0.6% Total gross loans $ 19,114,894 $ 18,800,956 $ 313,938 1.7%

NYSE: PFS CRE Investment Portfolio by Property type 7 As of 06/30/25 MULTI- FAMILY 32.5% RETAIL 23.6% INDUSTRIAL 18.7% MIXED USE 8.3% OFFICE 7.6% SPECIAL USE 4.9% RESIDENTIAL 2.6% HOTEL 1.2% LAND 0.6% Portfolio Characteristics 10 Largest CRE Loans 4.21% of CRE Investment Portfolio 10 Largest CRE Loans 2.38% of Total Loan Portfolio Average Loan Size Outstanding $2.29 Million Total CRE Investment Portfolio = $10.97 Billion* *Excludes Purchase Accounting Adjustments and Construction Loans

NYSE: PFS Multi-family Composition (NY and Rent Stabilized sectors) 8 OTHER NY BOROUGHS 48% OTHER NY 43% MANHATTAN 9% Total NY Multi-family Loans = $479.7 Million Total multi-family loan portfolio: $3.57 Billion • Of the total, 91 Loans on multi-family properties in the five boroughs of NYC, aggregate outstanding $270.1 million, with an average loan size of $2.9 million. Rent stabilized loan portfolio: <0.66% of total loan portfolio • All performing • Largest loan: $41.3 million with 63% LTV and 1.38x DSCR Multi-family balances by origination Year: • NY 2025 loans: $27.9 MM • NY 2024 loans: $36.8 MM • NY 2023 loans: $97.4 MM • NY 2022 loans: $124.1 MM • NY 2021 and prior loans: $208.2 MM • All Multi-family 2025 loans: $138.1 MM • All Multi-family 2024 loans: $265.2 MM • All Multi-family 2023 loans: $414.2 MM • All Multi-family 2022 loans: $637.8 MM • All Multi-family 2021 and prior loans: $2.11 B *Excludes Purchase Accounting Adjustments and Construction Loans

NYSE: PFS CRE Office Composition 9 • Medical Office: approx. 36% of total office portfolio. Maturity or Reprice by Year 2025 $266.8 M 2026 158.4 M 2027 157.3 M 2028 82.0 M 2029 71.2 M 2030 & BEYOND 103.4 M Total $839.1M OFFICE - OUT OF MARKET 5% PENNSYLVANIA 10% OTHER NY 2% OTHER NY BOROUGHS 9% MANHATTAN 2%NEW JERSEY 72% No significant central business district exposure Total CRE Office Portfolio = $839.1 million* *Excludes Purchase Accounting Adjustments and Construction Loans

NYSE: PFS C & I – (Includes owner occupied) Loans by NAICS Sector – June 30, 2025 10 Health Care and Social Assistance 22% Real Estate and Rental and Leasing 11% Wholesale Trade 8% Construction 7% Manufacturing 10% Finance and Insurance 6% Retail Trade 7% 13 Diversified Sectors 29% 1. Accommodation and Food Services 2. Administrative and Support and Waste Management and Remediation Services 3. Agriculture, Forestry, Fishing and Hunting 4. Arts, Entertainment, and Recreation 5. Educational Services 6. Information 7. Management of Companies and Enterprises 8. Mining, Quarrying, and Oil and Gas Extraction 9. Other Services (except Public Administration) 10. Professional, Scientific, and Technical Services 11. Public Administration 12. Transportation and Warehousing 13. Utilities *Excludes Purchase Accounting Adjustments

Strong Credit Metrics 11 1.00% 1.02% 1.04% 1.02% 0.98% Total allowance to total loans 0.36% 0.47% 0.37% 0.53% 0.56% Total non-performing loans to total loans held for investment 0.33% 0.41% 0.34% 0.45% 0.44%Total non-performing assets as a percentage of total assets 0.07% 0.14% 0.12% 0.04% 0.03% Net charge-off ratio Q2 24 Q1 25 Q2 25Q3 24 Q4 24

NYSE: PFS Agency Notes - Fixed 0.45% U.S. Treasury Notes 9.97% Corporate Notes 3.00% Agency MBS - Fixed 45.18% Agency MBS - ARMs 0.26% Agency CMO 20.87% Corporate CMO - Fixed 0.02% Non Agency CMBS 1.20% Municipal Bonds 12.77% Student Loan Pools 1.39% Agency CMBS 4.89% Investment Portfolio 12 Total Investment Portfolio = $3.33 Billion • As of June 30, 2025, the portfolio had a modified duration of 4.3 years and weighted average life of 5.3 years • As of June 30, 2025, the allowance for credit losses on held to maturity securities totaled $20,000

NYSE: PFS Net Interest Margin Analysis 13 3.07% 3.56% 3.55% 3.73% 3.80% 6.05% 6.21% 5.99% 5.95% 6.01% 5.67% 5.84% 5.66% 5.63% 5.68% Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Asset Yields Securities Net Loans Total interest-earning assets 2.84% 2.96% 2.81% 2.64% 2.62% 3.83% 3.73% 3.64% 3.76% 3.94% 3.09% 3.19% 3.03% 2.90% 2.94% Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Interest-Bearing Liabilities Total Deposits Total Borrowings Total Interest-Bearing Liabilities 3.21% 3.31% 3.28% 3.34% 3.36% Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Net Interest Margin 2.93% 3.29% 3.38% 3.36% 2.70% 2.80% 2.90% 3.00% 3.10% 3.20% 3.30% 3.40% 3.50% Core Margin +Loans +Securities -Liabilities Core Margin Plus Accretion of Purchase Accounting Adjustments

NYSE: PFS $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Emphasis on Fee Income Non-Interest Income $ in thousands 14 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Fees $ 8,699 $ 9,816 $ 9,687 $ 9,655 $ 10,736 Wealth management income 7,769 7,620 7,655 7,328 6,948 Insurance agency income 4,488 3,631 3,289 5,651 4,942 Bank-owned life insurance 3,323 4,308 2,261 2,092 2,585 Other income 969 1,478 1,297 2,217 1,864 Total non-interest income, excluding gains on securities transactions $ 25,248 $ 26,853 $ 24,189 $ 26,943 $ 27,075

NYSE: PFS * Represents interest on lines of credit to Beacon clients, whose investment accounts are pledged as collateral. Advisory 88% Trust & Estate 8% Tax 2% Private Banking 3% Focus on Wealth Management Business 15 $4.1 Billion AUM For 1,050 family relationships 2025 YTD Revenue Advisory $ 12,853,026 Trust & Estate $ 1,102,721 Tax $ 319,765 Interest Income $ 376,745 * Total $ 14,652,257

NYSE: PFS AVERAGE CLIENT SIZE $3,900,000 As of June 30, 2025, based on AUM of $4.1B for 1,050 family relationships AVERAGE FEE 72 bps EBITDA & NET INCOME EBITDA (YTD June 30, 2025) $ 5,772,000 Net Income (YTD June 30, 2025) $ 4,014,000 CROSSOVER PROVIDENT/BEACON (HOW MANY PROVIDENT CUSTOMERS ARE BEACON CLIENTS) 119 Provident Bank households are also Beacon clients Focus on Wealth Management Business 16

NYSE: PFS • Provident Protection Plus, Inc. provides insurance agency services including business, personal and employee benefits insurance products. • The insurance agency’s primary source of revenue is commission income earned from the sale of business and personal property and casualty insurance coverage for its customers with various insurance companies. • The insurance agency places property and casualty, life and health, and other coverage with about 40 different insurance carriers licensed in 43 states. Provident Protection Plus, Inc. 17 $874 $492 $2,334 $1,730 $1,030 $782 $2,878 $1,950 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Insurance Services Net Income Before Tax ($ in thousands)

NYSE: PFS 1.47% 1.48% 1.53% 1.61% 1.64% Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Core PTPP ROAA (Annualized Core PTPP earnings/average assets) CORE PTPP ROAA(1) (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures. Strong Core Performance 18 19.21% 19.77% 20.31% 21.18% 21.26% Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Core PTPP ROATE (Annualized Core net income/average tangible stockholders' equity) CORE PTPP ROATE(1) 13.26% 13.48% 13.91% 14.63% 14.88% Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Core PTPP ROAE (Annualized Core net income/average stockholders' equity) CORE PTPP ROAE (1)

NYSE: PFS Guideline is 300% of Regulatory Capital CRE to Total Risk-Based Capital 20 468.4% 458.0% 460.2% 449.6% 443.7% 0.00% 50.00% 100.00% 150.00% 200.00% 250.00% 300.00% 350.00% 400.00% 450.00% 500.00% 06/30/24 09/30/24 12/31/2024 3/31/2025 6/30/2025

NYSE: PFS 2025 Guidance 21 Loans • Remainder of 2025: 5% growth (+/- 2% due to trade/geopolitical policy uncertainty) Deposits • Remainder of 2025: 1-3% growth Borrowings • Remainder of 2025: Balances expected to fluctuate based on loan, deposit and securities cash flows Net Interest Margin • Remainder of 2025: 3.35% to 3.45% range for the year and upcoming quarter Asset Quality • Current strong asset quality metrics, provision driven by growth and economic forecast Non-interest Income • Remainder of 2025: ~$26 million quarterly Non-interest Expense • Remainder of 2025: operating expense quarterly run rate between $112 and $115 Million, operating expense ratio target ~1.85% and efficiency ratio ~52.0% ROAA and ROATCE • Remainder of 2025: ~1.15% ROAA and ~16.00% ROATCE

APPENDIX

NYSE: PFS As of 06/30/25 ($ in thousands) CRE Investment Portfolio by Property Type* 23*Excludes Purchase Accounting and Construction Loans PROPERTY TYPE COUNT $ OUTSTANDING % OUTSTANDING WARR MULTI 1,072 3,567,612 32.51% 3.42 RET 899 2,587,228 23.58% 3.41 INDUS 561 2,052,840 18.71% 3.47 MIXED 713 908,080 8.28% 3.68 OFF 434 839,133 7.65% 3.73 SUP 212 537,642 4.90% 3.62 RESID 854 287,645 2.62% 3.78 HTL 29 129,857 1.18% 4.14 LAND 21 62,499 0.57% 4.06 TOTAL PORTFOLIO 4,795 10,972,537 100.00% 3.50

NYSE: PFS C & I – (Includes owner occupied)* Loans by NAICS Sector – 06/30/25 24*Excludes Purchase Accounting Adjustments NAIC Industry Code Loan Count Exposure ($) 62: Health Care and Social Assistance 719 $1,085,200,878 53: Real Estate and Rental and Leasing 1,262 $564,796,510 81: Other Services (except Public Administration) 797 $417,796,780 42: Wholesale Trade 351 $374,729,299 23: Construction 817 $338,205,416 32: Manufacturing 182 $333,812,500 52: Finance and Insurance 200 $324,043,403 44: Retail Trade 285 $238,696,190 61: Educational Services 175 $234,420,593 71: Arts, Entertainment, and Recreation 182 $178,079,474 72: Accommodation and Food Services 267 $176,827,491 33: Manufacturing 149 $137,935,043 54: Professional, Scientific, and Technical Services 489 $123,261,748 56: Administrative and Support and Waste Management and Remediation Services 246 $97,834,410 45: Retail Trade 159 $97,094,124 48: Transportation and Warehousing 226 $79,296,526 55: Management of Companies and Enterprises 121 $53,734,045 31: Manufacturing 77 $48,586,816 51: Information 28 $29,119,400 22: Utilities 26 $22,254,645 All Other 1,327 $31,975,838 Grand Total 8,085 $4,987,701,126

NYSE: PFS Construction Loans by NAICS Sector – 06/30/25 25*Excludes Purchase Accounting Adjustments NAICS Industry Code Loan Count Exposure ($) Balance ($) Real Estate and Rental and Leasing 74 948,226,867.76 616,402,208.94 Construction 29 83,773,132.21 49,650,222.52 Health Care and Social Assistance 3 54,048,742.84 41,801,280.84 Accommodation and Food Services 1 20,000,000.00 17,977,298.40 Arts, Entertainment, and Recreation 2 12,813,513.00 12,813,513.00 Educational Services 3 17,567,600.00 7,484,045.74 Manufacturing 1 3,770,863.17 3,770,863.17 Other Services (except Public Administration) 1 2,788,000.00 2,756,608.00 Professional, Scientific, and Technical Services 2 1,688,165.84 1,092,281.34 Manufacturing 3 11,800,000.00 334,547.96 Grand Total 119 1,156,476,884.82 754,082,869.91

NYSE: PFS Note: The Company has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company’s results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company’s industry. Investors should recognize that the Company’s presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety. ($ in thousands, except per share data) Reconciliation of GAAP to Non-GAAP Financial Measures 26 Annualized Adjusted Return on Average Assets, Equity and Tangible Equity June 30, March 31, June 30, 2025 2025 2024 Net Income 71,981$ 64,029$ (11,485)$ Write-down on ORE Property - 2,690 Merger-related transaction costs - - 18,915 Less: income tax expense - (809) (4,625) Annualized adjusted net income 71,981$ 65,910$ 2,805$ Less: Amortization of Intangibles (net of tax) 6,639$ 6,642$ 4,532$ Annualized adjusted net income for annualized adjusted return 78,620$ 72,552$ 7,337$ Annualized Adjusted Return on Average Assets 1.19% 1.11% 0.06% Annualized Adjusted Return on Average Equity 10.76% 10.13% 0.53% Annualized Adjusted Return on Average Tangible Equity 16.79% 16.15% 2.01% Three Months Ended

NYSE: PFS Note: The Company has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company’s results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company’s industry. Investors should recognize that the Company’s presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety. Reconciliation of GAAP to Non-GAAP Financial Measures 27 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Core PTPP earnings: Net Income (11,485)$ 46,405$ 48,524$ 64,028$ 71,981$ Add: provision for credit losses 69,705 9,299 8,880 638 (2,888) Add: income tax expense (9,833) 18,850 14,185 27,825 30,462 Add: merger related charges 18,915 15,567 20,184 - - Add: Loss on Bond Sale 2,839 - - - - Add: Write-down on ORE property - - - 2,690 - Core PTPP earnings 70,141$ 90,121$ 91,773$ 95,181$ 99,555$ Annualized Core PTPP earnings 282,106$ 358,525$ 365,097$ 386,012$ 399,314$ Average assets 19,197,041$ 24,248,038$ 23,908,514$ 24,049,318$ 24,349,808$ Core PTPP ROAA (Annualized Core PTPP earnings/average assets) 1.47% 1.48% 1.53% 1.61% 1.64% Core PTPP ROAE (Annualized Core PTPP earnings/average equity) 13.26% 13.48% 13.91% 14.63% 14.88% Core PTPP ROATE (Annualized Core PTPP earnings/average tangible equity) 19.21% 19.77% 20.31% 21.18% 21.26% ROATE: Net income (loss) (11,485)$ 46,405$ 48,524$ 64,028$ 71,981$ Less: amortization of intangibles, net of tax 4,532$ 8,551$ 6,649$ 6,642$ 6,639$ Total adjusted net income (loss) (6,953)$ 54,956$ 55,173$ 70,670$ 78,620$ Annualized adjusted net income (loss) (27,965)$ 218,629$ 219,493$ 286,606$ 318,848$ Average stockholders' equity 2,127,469$ 2,660,470$ 2,624,019$ 2,638,361$ 2,684,342$ Less: average intangible assets 658,839 847,143 826,025 815,954 806,419 Average tangible stockholders' equity 1,468,630$ 1,813,327$ 1,797,994$ 1,822,407$ 1,877,923$ ROATE (Annualized net income/average tangible stockholders' equity) -1.90% 12.06% 12.21% 15.73% 16.79% Tangible book value per share: Stockholders' equity 2,555,646$ 2,621,058$ 2,601,207$ 2,658,794$ 2,707,555$ Less: intangible assets 851,507 839,223 819,230 809,725 800,232 Tangible stockholders' equity 1,704,139$ 1,781,835$ 1,781,977$ 1,849,069$ 1,907,323$ Shares outstanding 130,380,393 130,448,599 130,489,493 130,663,184 130,624,243 Tangible book value per share (Tangible stockholders' equity/shares outstanding) 13.07$ 13.66$ 13.66$ 14.15$ 14.60$

NYSE: PFS Note: The Company has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company’s results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company’s industry. Investors should recognize that the Company’s presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety. ($ in thousands, except per share data) Reconciliation of GAAP to Non-GAAP Financial Measures 28 Annualized Adjusted Non-Interest Expense to Average Assets Three Months Ended June 30, 2025 Reported non-interest expense 114,614$ Adjustments to non-interest expense: Write-down on ORE property - Merger-related transaction costs and COVID-19 expenses - Adjusted non-interest expense 114,614$ Annualized adjusted non-interest expense 459,715$ Average assets 24,349,808 Annualized adjusted non-interest expense/average assets 1.89% Efficiency Ratio Calculation Three Months Ended June 30, 2025 Net Interest income 187,094$ Non-interest income 27,075 Adjustment to non-interest income Net gain on securities transactions - Adjusted non-interest income 27,075$ Total income 214,169$ Adjusted non-interest expense 114,614$ Efficiency ratio (adjusted non-interest expense/income) 53.52%

Q2 2025 RESULTS PRESENTATION